UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 17, 2017 (November 17, 2017)
 Date of Report (Date of earliest event reported)

State National Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 L. Don Dodson Dr.
Bedford, Texas 76021
(Address of principal executive offices, including zip code)

(817) 265-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company          ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Introduction
On November 17, 2017, State National Companies, Inc. ("State National") completed its previously announced merger with a subsidiary of Markel Corporation ("Markel").  Pursuant to the Agreement and Plan of Merger, dated as of July 26, 2017 (the "Merger Agreement"), by and among State National, Markel and Markelverick Corporation, a direct, wholly-owned subsidiary of Markel ("Merger Sub"), Merger Sub merged with and into State National (the "Merger"), with State National surviving the Merger as a direct, wholly-owned subsidiary of Markel.
At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock of State National ("Company Common Stock") (other than shares of Company Common Stock held by the Company as treasury shares or held by subsidiaries of the Company, dissenting shares or share of performance-based restricted stock, which were treated as described below) was automatically canceled and converted into the right to receive $21.00 in cash, without interest and less any required withholding tax (the "Merger Consideration").
At the Effective Time, each option to acquire Company Common Stock outstanding and unexercised as of immediately prior to the effective time of the Merger (whether or not vested) became fully vested, and each such option was immediately canceled, with the holder thereof thereafter having only the right to receive the excess of the Merger Consideration over the exercise price of such option.  In the event that the exercise price of any such option was equal to or greater than the Merger Consideration, such option was canceled without payment therefor.  At the Effective Time, each restricted share of Company Common Stock ("Company Restricted Stock") that was outstanding immediately prior to the Effective Time (whether or not vested) became fully vested, in the case of a time-based vesting Company Restricted Stock, or became vested at the target level of performance, in the case of a performance-based vesting Company Restricted Stock ("Performance-Based Restricted Stock"), and was automatically converted, to the extent vested as described in this sentence, into the right to receive the Merger Consideration.  Any Performance-Based Restricted Stock that did not become vested at the Effective Time as described in the previous sentence was forfeited automatically without payment therefor.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference.
Item 2.01          Completion of Acquisition or Disposition of Assets
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On November 17, 2017, in connection with the consummation of the Merger, State National notified the NASDAQ Global Select Market ("NASDAQ") of the completion of the Merger and requested that trading in Company Common Stock be withdrawn from listing on the NASDAQ.  State National also requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to Company Common Stock to report the delisting of Company Common Stock from the NASDAQ and suspend trading of Company Common Stock on the NASDAQ as of the close of trading on November 17, 2017.
State National intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the Company Common Stock, requesting that the Company Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the reporting obligations of State National with respect to Company Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.
Item 3.03          Material Modification to Rights of Security Holders
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01          Changes in Control of Registrant
The information set forth in the section above titled "Introduction" of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In accordance with the terms of the Merger Agreement, at the Effective Time, each of the five directors of State National (Terry Ledbetter, Gene Becker, Marsha Cameron, David King and Fred Reichelt) ceased to be the directors of State National.  The directors of Merger Sub are to become the new directors of State National.
Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of State National were each amended and restated, and such amended and restated certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of State National.  Copies of the  Amended and Restated Certificate of Incorporation of State National and the Amended and Restated Bylaws of State National are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01          Other Events
At the Effective Time, voting agreements between Markel and certain stockholders of State National, dated as of July 26, 2017, each previously filed with the SEC on August 1, 2017, were automatically terminated.
Item 9.01          Financial Statements and Exhibits
(d) Exhibits
2.1
Agreement and Plan of Merger, dated as of July 26, 2017, by and among State National Companies, Inc., Markel Corporation and Markelverick Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of State National Companies, Inc., which was filed with the SEC on July 26, 2017)

3.1	Amended and Restated Certificate of Incorporation of State National Companies, Inc.
3.2	Amended and Restated Bylaws of State National Companies, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2017
STATE NATIONAL COMPANIES, INC.

By:	/s/ David Hale
Name:	David Hale
Title:	Executive Vice President, Chief Operating
Officer and Chief Financial Officer